UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BLUE OWL TECHNOLOGY INCOME CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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•	Re: Vote now! Blue Owl Technology Income Corp. Annual Meeting

•	Re: PLEASE VOTE! Blue Owl Technology Income Corp. Annual Meeting

•	Re: REMINDER: Your OTIC shares still need to be voted for the Annual Meting

•	Re: VOTE NOW! Blue Owl Technology Income Corp. is still seeking investor votes on important proposals

•	Re: OTIC - We Need Your Vote – One Week Left!

•	Re: OTIC - Last Day to Vote Your Shares, We Need Your Vote!

BLUE OWL TECHNOLOGY INCOME

CORP.

2024 Annual Meeting

June 21, 2024

VOTE NOW

Why Should I Vote? As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote	800.690.6903	Virtual Meeting

Important Information

For holders as of March 25, 2024

Vote Common Shares by: June 20, 2024	Control Number: 0123456789012345

This email represents the following share(s):

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000
*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

*** PRINT OPTIONS NOT SET FOR SUMMARY!!!	123,456,789,012.00000

View documents: Proxy Statement | 10-K Report |

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Let’s vote on it.
Blue Owl Technology Income Corp.
Go to proxyvote.com
There is a new proposal on this year’s ballot.
What does it mean?
We are looking for your support to make clarifying changes to our charter. We have added this proposal to the ballot at the request of certain states.
More information on the specific changes proposed can be found beginning on page 36 of our proxy statement.
SAMPLE-EPN

Frequently Asked Questions
Why am I receiving this Notice of Internet Availability?
The Securities and Exchange Commission (“SEC”) permits companies to send the enclosed “Notice” instead of a full printed set of proxy materials. The Notice provides instructions on how to view your company’s proxy materials, vote online and request a full set of printed materials by mail.
There are several advantages to your company sending a Notice instead of a full set of materials, including lowering your company’s costs and reducing the environmental impact from printing and mailing full sets of proxy materials.
How do I view the proxy materials online?
Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice.
What if I prefer to receive a paper copy of the proxy materials?
You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get Informed Before You Vote section of the Notice
Can I receive proxy materials for future meetings by e-mail rather than receive a Notice?
Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section.
For more information about the SEC’s Notice and Access Proxy Rules please visit:
www.sec.gov/spotlight/proxymatters/e-proxy.shtml.